Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Annual Report on Form 10-K of Carmike Cinemas, Inc. (the “Corporation”) for the period ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the Chief Operating Officer (Principal Executive Officer), each hereby certifies that, to his/her knowledge on the date hereof:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ FRED W. VAN NOY
Fred W. Van Noy the Senior Vice President, Chief Operating Officer and Director of the Corporation (Principal Executive Officer)

March 16, 2009